EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000015906
Class 5 SEC Identifier C000038995


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $32,997
2. Dividends for a second class of open-end company shares                                                          $104,044
3. Dividends for a third class of open-end company shares                                                           $25,923
4. Dividends for a fourth class of open-end company shares                                                          $102,658
5. Dividends for a fifth class of open-end company shares							    $9,299

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.988
        2. Dividends from a second class of open-end company shares                                                 $2.391
        3. Dividends from a third class of open-end company shares                                                  $1.032
	4. Dividends from a fourth class of open-end company shares                                                 $1.908
	5. Dividends from a fifth class of open-end company shares                                                  $0.924

Item 74

U)      1. Number of shares outstanding                                                                              32,611
        2. Number of shares outstanding for a second class of shares of open-end company shares                      43,862
        3. Number of shares outstanding for a third class of shares of open-end company shares                       26,661
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      56,066
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       10,926

V)      1. Net asset value per share (to the nearest cent)                                                           24.11
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              56.17
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               23.96
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              44.92
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               21.73


Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910
Class 5 SEC Identifier C000038996


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $12,222
2. Dividends for a second class of open-end company shares                                                          $44,337
3. Dividends for a third class of open-end company shares                                                           $11,449
4. Dividends for a fourth class of open-end company shares                                                          $46,866
5. Dividends for a fifth class of open-end company shares                                                           $4,645

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.286
        2. Dividends from a second class of open-end company shares                                                 $1.957
        3. Dividends from a third class of open-end company shares                                                  $0.304
	4. Dividends from a fourth class of open-end company shares                                                 $1.585
	5. Dividends from a fifth class of open-end company shares                                                  $0.680

Item 74

U)      1. Number of shares outstanding                                                                              41,023
        2. Number of shares outstanding for a second class of shares of open-end company shares                      23,055
        3. Number of shares outstanding for a third class of shares of open-end company shares                       38,968
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      30,694
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       7,402

V)      1. Net asset value per share (to the nearest cent)                                                           9.91
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              64.34
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               9.85
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              52.03
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               22.35


Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund)
Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000035633
Class 3 SEC Identifier C000015901
Class 4 SEC Identifier C000096106
Class 5 SEC Identifier C000015902
Class 6 SEC Identifier C000038994

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $49,312
2. Dividends for a second class of open-end company shares                                                          $141,105
3. Dividends for a third class of open-end company shares                                                           $31,138
4. Dividends for a fourth class of open-end company shares                                                          $36,088
5. Dividends for a fifth class of open-end company shares                                                           $992,556
6. Dividends for a sixth class of open-end company shares							    $15,068

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.529
        2. Dividends from a second class of open-end company shares                                                 $0.752
        3. Dividends from a third class of open-end company shares                                                  $0.588
	4. Dividends from a fourth class of open-end company shares                                                 $1.998
	5. Dividends from a fifth class of open-end company shares                                                  $0.906
	6. Dividends from a sixth class of open-end company shares						    $0.723

Item 74

U)      1. Number of shares outstanding                                                                             94,373
        2. Number of shares outstanding for a second class of shares of open-end company shares                     196,430
        3. Number of shares outstanding for a third class of shares of open-end company shares                      63,931
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     20,190
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                      1,263,345
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			    24,180

V)      1. Net asset value per share (to the nearest cent)                                                          26.99
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             35.46
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              26.98
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             89.74
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)              42.64
	6. Net asset value per share of a sixth class of open-end company shares (to the nearest cent)		    34.10


Series 4

SEC Identifier S000015871 (Vanguard FTSE All-World ex-US Index Fund)
Class 1 SEC Identifier C000043571
Class 2 SEC Identifier C000105302
Class 3 SEC Identifier C000096109
Class 4 SEC Identifier C000043572
Class 5 SEC Identifier C000043573

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $16,811
2. Dividends for a second class of open-end company shares                                                          $28,849
3. Dividends for a third class of open-end company shares                                                           $22,934
4. Dividends for a fourth class of open-end company shares                                                          $199,804
5. Dividends for a fifth class of open-end company shares								$123,981

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.457
        2. Dividends from a second class of open-end company shares                                                 $0.868
        3. Dividends from a third class of open-end company shares                                                  $2.935
	4. Dividends from a fourth class of open-end company shares                                                 $1.369
	5. Dividends from a fifth class of open-end company shares							$2.740

Item 74

U)      1. Number of shares outstanding                                                                             35,785
        2. Number of shares outstanding for a second class of shares of open-end company shares                 40,592
        3. Number of shares outstanding for a third class of shares of open-end company shares                 10,059
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                157,661
	5. Number of shares outstanding for a fifth class of shares of open-end company shares		       44,928

V)      1. Net asset value per share (to the nearest cent)                                                          17.07
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)          26.92
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)          90.38
        4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)         43.30
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)		85.33


Series 5

SEC Identifier S000022482 (Vanguard Total World Stock Index Fund)
Class 1 SEC Identifier C000065037
Class 2 SEC Identifier C000065039
Class 3 SEC Identifier C000065038

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $5,752
2. Dividends for a second class of open-end company shares                                                          $4,099
3. Dividends for a third class of open-end company shares                                                           $24,096

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.375
        2. Dividends from a second class of open-end company shares                                                 $2.106
        3. Dividends from a third class of open-end company shares                                                  $1.018

Item 74

U)      1. Number of shares outstanding                                                                             16,913
        2. Number of shares outstanding for a second class of shares of open-end company shares                     2,216
        3. Number of shares outstanding for a third class of shares of open-end company shares                      26,590

V)      1. Net asset value per share (to the nearest cent)                                                          19.40
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             97.22
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              47.60


Series 6

SEC Identifier S000025074 (Vanguard FTSE All-World ex-US Small-Cap Index Fund)
Class 1 SEC Identifier C000074579
Class 2 SEC Identifier C000074580
Class 3 SEC Identifier C000074581

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $5,346
2. Dividends for a second class of open-end company shares                                                          $1,040
3. Dividends for a third class of open-end company shares                                                           $25,948

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.861
        2. Dividends from a second class of open-end company shares                                                 $4.961
        3. Dividends from a third class of open-end company shares                                                  $2.474

B)      1. Distributions of capital gains                                                                           $0
        2. Distributions of capital gains from a second class of open-end company shares                            $0
        3. Distributions of capital gains from a third class of open-end company shares                             $0


Item 74

U)      1. Number of shares outstanding                                                                             6,612
        2. Number of shares outstanding for a second class of shares of open-end company shares                     142
        3. Number of shares outstanding for a third class of shares of open-end company shares                      11,095

V)      1. Net asset value per share (to the nearest cent)                                                         33.27
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             166.64
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              87.25


Series 7

SEC Identifier S000030007 (Vanguard Global ex-U.S. Real Estate Index Fund)
Class 1 SEC Identifier C000092023
Class 2 SEC Identifier C000092024
Class 3 SEC Identifier C000092026
Class 4 SEC Identifier C000092025

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,173
2. Dividends for a second class of open-end company shares                                                          $377
3. Dividends for a third class of open-end company shares                                                           $1,546
4. Dividends for a fourth class of open-end company shares                                                          $5,477


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.508
        2. Dividends from a second class of open-end company shares                                                 $.816
	3. Dividends from a third class of open-end company shares                                                  $2.769
	4. Dividends from a fourth class of open-end company shares                                                 $1.334


Item 74

U)      1. Number of shares outstanding                                                                             2,961
        2. Number of shares outstanding for a second class of shares of open-end company shares                     800
        3. Number of shares outstanding for a third class of shares of open-end company shares                      529
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     5,210

V)      1. Net asset value per share (to the nearest cent)                                                          19.05
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             28.85
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              96.12
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             47.62

